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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 9, 2004

                                   MAXXAM INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

         5847 SAN FELIPE, SUITE 2600                          77057
                HOUSTON, TEXAS                              (Zip Code)
  (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

   On September 9, 2004, MAXXAM Inc. (the "Company") and Diane Dudley, the
Company's Vice President and Chief Personnel Officer, entered into a Retention
Agreement (the "Agreement") providing for Ms. Dudley's separation from the
Company by no later than December 31, 2004. The Agreement also provides that if
Ms. Dudley remains with the Company until the date of her separation and executes a specified separation agreement, the Company will, in addition to the normal benefits to which she would be entitled, pay her a lump sum bonus of not less than $91,667 and the costs of certain COBRA coverage.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MAXXAM INC.
                                                 (Registrant)

Date: September 15, 2004       By:          /s/ Bernard L. Birkel
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                                                Bernard L. Birkel
                                  Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 10.1    Retention Agreement